UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-HE5 Asset-Backed Certificates, Series 2004-HE5, which was made on July 26, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on July 26, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

Date: July 29, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-11

Page 15-20
Page 21-26
Page 27-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE5
BS004HE5_200407_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jun-04
26-Jul-04
25-Jul-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.065697%
1.330000%
1.450000%
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC II
Statement Date:
ABN AMRO Acct: 721913.3
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
1.640000000%
0.00
0.00
0.000000000
1.52000000%
0.000000000
073879BY3
I-A-1
126,935,000.00
126,935,000.00
1,507,321.51
0.00
125,427,678.49
139,346.42
1000.000000000
0.000000000
0.000000000
1000.000000000
1.321666747
1.950000000%
0.00
0.00
0.000000000
1.83000000%
0.000000000
073879BZ0
I-A-2
20,777,000.00
20,777,000.00
0.00
0.00
20,777,000.00
27,460.27
1000.000000000
26.486829689
0.000000000
973.513170311
1.144722226
1.705000000%
0.00
0.00
0.000000000
1.58500000%
0.000000000
073879CA4
II-A
166,214,000.00
166,214,000.00
4,402,481.91
0.00
161,811,518.09
190,268.86
1000.000000000
11.979867338
0.000000000
988.020132662
1.159166665
1.725000000%
0.00
0.00
0.000000000
1.60500000%
0.000000000
073879CB2
III-A
532,859,000.00
532,859,000.00
6,383,580.13
0.00
526,475,419.87
617,672.39
1000.000000000
0.000000000
0.000000000
1000.000000000
1.372222205
2.020000000%
0.00
0.00
0.000000000
1.90000000%
0.000000000
073879CC0
M-1
62,744,000.00
62,744,000.00
0.00
0.00
62,744,000.00
86,098.71
1000.000000000
0.000000000
0.000000000
1000.000000000
1.863333267
2.700000000%
0.00
0.00
0.000000000
2.58000000%
0.000000000
073879CD8
M-2
50,617,000.00
50,617,000.00
0.00
0.00
50,617,000.00
94,316.34
1000.000000000
0.000000000
0.000000000
1000.000000000
2.080000000
3.000000000%
0.00
0.00
0.000000000
2.88000000%
0.000000000
073879CE6
M-3
14,236,000.00
14,236,000.00
0.00
0.00
14,236,000.00
29,610.88
1000.000000000
0.000000000
0.000000000
1000.000000000
2.368889255
3.400000000%
0.00
0.00
0.000000000
3.28000000%
0.000000000
073879CF3
M-4
12,127,000.00
12,127,000.00
0.00
0.00
12,127,000.00
28,727.52
1000.000000000
0.000000000
0.000000000
1000.000000000
2.513333333
3.600000000%
0.00
0.00
0.000000000
3.48000000%
0.000000000
073879CG1
M-5
10,545,000.00
10,545,000.00
0.00
0.00
10,545,000.00
26,503.10
1000.000000000
0.000000000
0.000000000
1000.000000000
3.668888573
5.200000000%
0.00
0.00
0.000000000
5.08000000%
0.000000000
073879CH9
M-6
10,545,000.00
10,545,000.00
0.00
0.00
10,545,000.00
38,688.43
1000.000000000
0.000000000
0.000000000
1000.000000000
3.849444565
5.450000000%
0.00
0.00
0.000000000
5.33000000%
0.000000000
073879CJ5
M-7
18,454,000.00
18,454,000.00
0.00
0.00
18,454,000.00
71,037.65
1000.000000000
0.000000000
0.000000000
1000.000000000
155.181758707
0.00
0.00
0.000000000
N/A
0.000000000
073879CL0
CE
28,473,224.41
28,473,224.41
0.00
0.00
28,473,224.41
4,418,525.04
1000.000000000
0.000000000
0.000000000
1000.000000000
1174860.900000000
0.00
117,486.09
1174860.900000000
N/A
0.000000000
N
073879CK2
P
100.00
100.00
0.00
0.00
100.00
117,486.09
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879CM8
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879CN6
R-2
0.00
0.00
0.00
0.00
0.00
0.00
23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.065697%
1.330000%
1.450000%
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC II
Statement Date:
ABN AMRO Acct: 721913.3
Total P&I Payment
0.00
117,486.09
1,054,526,224.41
1,054,526,224.41
18,179,125.25
Total
1,042,232,840.86
12,293,383.55
0.00
5,885,741.70
23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.065697%
1.330000%
1.450000%
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC III
Statement Date:
ABN AMRO Acct: 721913.3
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
4,418,525.04
0.000000000
N/A
0.000000000
073879CL0
CE
28,473,224.41
28,473,224.41
0.00
0.00
28,473,224.41
4,418,525.04
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR197
R-3
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
4,418,525.04
28,473,224.41
28,473,224.41
4,418,525.04
Total
28,473,224.41
0.00
0.00
4,418,525.04
23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.065697%
1.330000%
1.450000%
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC IV
Statement Date:
ABN AMRO Acct: 721913.3
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
117,486.09
0.000000000
N/A
0.000000000
073879CK2
P
100.00
100.00
0.00
0.00
100.00
117,486.09
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879CP1
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
117,486.09
100.00
100.00
117,486.09
Total
100.00
0.00
0.00
117,486.09
23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
5,885,741.70
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
888,353.88
52,412.69
11,352,616.98
0.00
0.00
0.00
18,180,619.16
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
1,054,526,224.41
888,353.88
11,405,029.67
0.00
0.00
0.00
1,042,232,840.86
6,179
54
0
0
6,125
438,187.34
Extra Principal
Trigger Event
No
0.00
12,293,383.55
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
5,885,741.70
0.00
11,405,029.67
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,493.91
5,887,235.61
Total Fees
439,681.25
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.02
0
0.00
1,493.91
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary First Lien
Interest Summary
Total Trustee Fees
Available Interest
5,750,279.37
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
887,462.36
51,155.77
11,352,616.98
0.00
0.00
0.00
18,043,005.47
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
1,052,463,624.82
887,462.36
11,403,772.75
0.00
0.00
0.00
1,040,172,389.71
6,133
54
0
0
6,079
437,327.93
Extra Principal
Trigger Event
No
0.00
12,291,235.11
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
5,750,279.37
0.00
11,403,772.75
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,490.99
5,751,770.36
Total Fees
438,818.92
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.02
0
0.00
1,490.99
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary Second Lien
Interest Summary
Total Trustee Fees
Available Interest
17,976.24
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
891.52
1,256.92
0.00
0.00
0.00
0.00
20,127.60
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
2,062,599.59
891.52
1,256.92
0.00
0.00
0.00
2,060,451.15
46
0
0
0
46
859.42
Extra Principal
Trigger Event
No
0.00
2,148.44
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
17,976.24
0.00
1,256.92
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2.92
17,979.16
Total Fees
862.34
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.02
0
0.00
2.92
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
4,077,572.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
564,635.01
43,550.05
8,226,347.14
0.00
0.00
0.00
12,913,143.76
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
733,592,828.26
564,635.01
8,269,897.19
0.00
0.00
0.00
724,758,296.06
4,167
39
0
0
4,128
304,739.51
Extra Principal
Trigger Event
No
0.00
8,834,532.20
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
4,077,572.30
0.00
8,269,897.19
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,039.26
4,078,611.56
Total Fees
305,778.76
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.02
0
0.00
1,039.26
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
255,869.42
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
38,584.96
1,961.22
756,839.71
0.00
0.00
0.00
1,053,326.13
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
49,992,489.47
38,584.96
758,800.93
0.00
0.00
0.00
49,195,103.58
298
2
0
0
296
20,830.20
Extra Principal
Trigger Event
No
0.00
797,385.89
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
255,869.42
0.00
758,800.93
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(70.82
255,940.24
Total Fees
20,901.03
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.02
0
0.00
70.82
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
1,434,813.89
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
285,133.91
6,901.42
2,369,430.13
0.00
0.00
0.00
4,096,663.19
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
270,940,906.68
285,133.91
2,376,331.55
0.00
0.00
0.00
268,279,441.22
1,714
13
0
0
1,701
112,617.63
Extra Principal
Trigger Event
No
0.00
2,661,465.46
Over Collateralization Amt
28,473,224.41
Less Extra Principal
Remittance Interest
0.00
1,434,813.89
0.00
2,376,331.55
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(383.83
1,435,197.73
Total Fees
113,001.46
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.02
0
0.00
383.83
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
I-A-1
26
139,346.42
0.00
139,346.42
139,346.42
Act/360
0.00
0.00
0.00
1,357,556.38
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
26
27,460.27
0.00
27,460.27
27,460.27
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A
26
190,268.86
0.00
190,268.86
190,268.86
Act/360
0.00
0.00
0.00
4,219,300.49
N
0.00
0.00
0.00
0.00
0.00
0.00
III-A
26
617,672.39
0.00
617,672.39
617,672.39
Act/360
0.00
0.00
0.00
5,828,172.80
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
26
86,098.71
0.00
86,098.71
86,098.71
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
26
94,316.34
0.00
94,316.34
94,316.34
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
26
29,610.88
0.00
29,610.88
29,610.88
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
26
28,727.52
0.00
28,727.52
28,727.52
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
26
26,503.10
0.00
26,503.10
26,503.10
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
26
38,688.43
0.00
38,688.43
38,688.43
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7
26
71,037.65
0.00
71,037.65
71,037.65
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
4,418,525.04
0.00
4,418,525.04
4,418,525.04
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
117,486.09
117,486.09
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,768,255.61
5,885,741.70
5,885,741.70
0.00
0.00
0.00
11,405,029.67
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
117,486.09
117,486.09
Total Excess Allocated to the Bonds
117,486.09
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
117,486.09
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-1
073879CM8
CE
073879CL0
NR
NR
NR
R-3
9ABSR197
NR
NR
NR
P
073879CK2
NR
NR
NR
R-X
073879CP1
NR
NR
NR
I-A-1
073879BY3
NR
Aaa
AAA
I-A-2
073879BZ0
NR
Aaa
AAA
II-A
073879CA4
NR
Aaa
AAA
III-A
073879CB2
NR
Aaa
AAA
M-1
073879CC0
NR
Aa2
AA+
M-2
073879CD8
NR
A2
AA-
M-3
073879CE6
NR
A3
A
M-4
073879CF3
NR
Baa1
A-
M-5
073879CG1
NR
Baa2
BBB+
M-6
073879CH9
NR
Baa3
BBB
M-7
073879CJ5
NR
Ba2
BBB-
R-2
073879CN6
NR
NR
NR

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.18%
0.24%
0.02%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
11
2,497,044
1
126,396
0
0
0
0
6,113
1,039,609,400
99.80%
99.75%

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
First Lien
0.18%
0.24%
0.02%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
11
2,497,044
1
126,396
0
0
0
0
6,067
1,037,548,949
99.80%
99.75%

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Second Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
46
2,060,451
100.00%
100.00%

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
0.24%
0.31%
0.02%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
10
2,257,499
1
126,396
0
0
0
0
4,117
722,374,401
99.73%
99.67%

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
296
49,195,104
100.00%
100.00%

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
0.06%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
1
239,545
0
0
0
0
0
0
1,700
268,039,896
99.94%
99.91%

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
109,358
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - First Lien
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
109,358
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Second Lien
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.02%
0
0
1
109,358
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
26-Jul-04
6,125
99.13%
1,042,232,841
98.83%
0.87%
1.08%
0
0.00%
0
0.00%
352
7.07%
6.56%
54
11,352,617
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
First Lien
26-Jul-04
6,079
98.38%
1,040,172,390
98.64%
0.88%
1.08%
0
0.00%
0
0.00%
352
7.06%
6.56%
54
11,352,617
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Second Lien
26-Jul-04
46
0.74%
2,060,451
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
184
10.96%
10.46%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
26-Jul-04
4,128
66.81%
724,758,296
68.73%
0.94%
1.12%
0
0.00%
0
0.00%
357
7.17%
6.67%
39
8,226,347
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
26-Jul-04
296
4.79%
49,195,104
4.67%
0.67%
1.51%
0
0.00%
0
0.00%
357
6.64%
6.14%
2
756,840
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
26-Jul-04
1,701
27.53%
268,279,441
25.44%
0.76%
0.87%
0
0.00%
0
0.00%
339
6.86%
6.35%
13
2,369,430
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Jul-04
26-Jul-04
N/A
25-Aug-04
23-Jul-04
Asset-Backed Certificates
Series 2004-HE5
ABN AMRO Acct: 721913.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Jul-2004 - 16:04 (R181-R197) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..